UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2020

___________TORTEC GROUP CORPORATION___________

 (Exact name of registrant as specified in its charter)

______Nevada_________         _____000-55150______       __________45-5593622________

(State or other jurisdiction             (Commission file number)       (I.R.S. Employer Identification No.)

of incorporation)

 30 N. Gould Street, Suite 2489, Sheridan, Wyoming 82801

   (Address of principal executive offices, zip code)

______________(307) 248-9177______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  [   ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2020, Mayrbek Artsuev resigned as a director of TORtec Group Corporation (the “Company”).  The resignation of Mr. Artsuev was not the result of any disagreement between himself and the Company on any matter relating to the Company’s operations, policies or practices. Mr. Artsuev indicated in his resignation letter, a copy of which is attached to this Current Report as Exhibit 17.1, that the reason for his resignation was that his other commitments have become too great for him to be able to fulfill the requirements of his position on the Board of Directors of the Company.

As of the date of this Current Report, the Company has made no decision concerning a possible replacement for Mr. Artsuev as a director, and the Company may decide to reduce the size of its Board of Directors from six members to five members.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

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(d) Exhibits

Exhibit 17.1 – Resignation Letter from Mayrbek Artsuev dated May 22, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTEC GROUP CORPORATION

Date: May 27, 2020

/s/ Stephen H. Smoot

Stephen H. Smoot, President and CEO

SEC/1293

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